                             HOLLAND BALANCED FUND

                                                                   Annual Report
                                                              September 30, 1998


                                   [GRAPHIC]

-----------------------------------------------------------------------
CONTENTS

Letter from the President............................................  1

Cumulative Performance...............................................  2

Management Discussion of Fund Performance............................  3

Statement of Net Assets..............................................  4

Statement of Operations..............................................  7

Statement of Changes in Net Assets...................................  8

Financial Highlights.................................................  9

Notes to Financial Statements........................................ 10

Report of Independent Accountants.................................... 13

General Information.................................................. 14

Holland Series Fund, Inc.
--------------------------------------------------------------------------------

Holland Balanced Fund . LETTER FROM THE PRESIDENT

--------------------------------------------------------------------------------



October 5, 1998
--------------------------------------------------------------------------------
Dear Fellow Shareholder:                                                [PHOTO]


I am pleased to report that our Fund has performed as it was expected to during challenging times. Through September 30, 1998 our Fund achieved a positive return of 5.3% for the calendar year to date (and a return of 2.4% for the past 12 months). The Fund's total return since its inception (10/2/95) has been 45.4%, which is incidentally a 13.3% annualized return.

Our investment portfolio of approximately 60% top quality "blue chip" stocks, 30% U.S. Treasury notes and bonds, and 10% cash equivalents has produced a more than satisfactory return to date, with much less volatility than a lot of other things.

Our capital gains tax experience has also been quite positive, since our turnover has been predictably minimal, resulting in capital growth rather than capital distribution to Uncle Sam.

While it appears that a lot of headline-grabbing world events will continue to ruffle market feathers for a while, I continue to "sleep well" -- as one wag put it -- with our boring but bountiful long term investment.

With Bullish Regards,

/s/ Michael F. Holland

Michael F. Holland
President and Founder

Holland Series Fund, Inc.
--------------------------------------------------------------------------------

Holland Balanced Fund . CUMULATIVE PERFORMANCE

--------------------------------------------------------------------------------



September 30, 1998
--------------------------------------------------------------------------------
Set forth below is the cumulative total return figure for the period indicated and a graph showing the hypothetical $10,000 investment made in the Holland Balanced Fund on October 2, 1995. The cumulative total return figures and the information in the graph represent past performance; they reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in additional shares of the Fund.

              Comparison of Change in Value of $10,000 Investment in the Holland Balanced Fund and the Lipper Balanced Fund Index

                                                       Lipper
                          Holland                    Balanced
                         Balanced                        Fund
                             Fund                       Index
                             ----                       -----

10/2/95                    10,000                      10,000
10/31/95                   10,010                      10,001
11/30/95                   10,340                      10,312
12/31/95                   10,570                      10,474
1/31/96                    10,781                      10,630
2/29/96                    10,781                      10,635
3/31/96                    10,993                      10,675
4/30/96                    11,149                      10,678
5/31/96                    11,401                      10,807
6/30/96                    11,331                      10,843
7/31/96                    11,139                      10,523
8/31/96                    11,302                      10,667
9/30/96                    11,566                      11,040
10/31/96                   11,890                      11,274
11/30/96                   12,411                      11,800
12/31/96                   12,315                      11,653
1/31/97                    12,829                      12,009
2/28/97                    12,818                      12,054
3/31/97                    12,582                      11,703
4/30/97                    12,819                      12,055
5/31/97                    13,149                      12,549
6/30/97                    13,541                      12,923
7/31/97                    14,254                      13,664
8/31/97                    13,767                      13,230
9/30/97                    14,192                      13,758
10/31/97                   13,578                      13,508
11/30/97                   13,849                      13,757
12/31/97                   13,808                      13,958
1/31/98                    13,923                      14,055
2/28/98                    14,499                      14,613
3/31/98                    14,772                      15,037
4/30/98                    14,971                      15,165
5/31/98                    15,002                      15,051
6/30/98                    15,034                      15,324
7/31/98                    15,076                      15,150
8/31/98                    13,902                      13,844
9/30/98                    14,537                      14,442


                            INVESTMENT PERFORMANCE
                   (For the Periods Ended September 30, 1998
-------------------------------------------------------------------------------
                                  Total Return
                              Cumulative Since        Average     12 months
                           Inception (10/2/95)     Annualized         Ended
-------------------------------------------------------------------------------
Holland Balanced Fund(a)                45.37%         13.29%         2.43%
Lipper Balanced Fund Index              44.42%         13.05%         4.97%
-------------------------------------------------------------------------------

(a) Reflects waiver of fees and reimbursement of expenses by the investment advisor. Absent such waiver and reimbursement, the Fund's total return would have been lower.

Holland Series Fund, Inc.
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
September 30, 1998

Since inception (October 2, 1995 through September 30, 1998), the Fund outperformed the Lipper Balanced Fund Index by 1.0% (45.4% vs. 44.4%). The Fund's performance is attributable to many factors including its long-term investment strategy of holding 60% of its assets in "blue chip" equities, 30% in U.S. Treasury fixed income securities and 10% in money market instruments. The Fund's "blue chip" equity holdings are generally common stocks of companies with large market capitalizations that are leaders in their respective industries.

During the second half of the fiscal year the Fund's "blue chip" equities produced better returns than the broader group of equity holdings of certain funds included in the Lipper Balanced Fund Index. The Fund has outperformed the Lipper Balanced Fund Index for the period from its inception through September 30, 1998 largely due to the performance of the Fund's selected "blue chip" equities during such period.

We made no significant changes in the Fund's holdings during the year, reflecting our long-term approach to the Fund's investments and our continued belief that the Fund's current holdings will deliver acceptable future returns despite market volatility. The Fund's investments are selected based on potential returns for the long-term rather than on a short-term basis.

Holland Series Fund, Inc.
--------------------------------------------------------------------------------

Holland Balanced Fund.
                STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------

 Shares September 30, 1998                           Value+
-----------------------------------------------------------
 COMMON STOCKS-59.3%
 AUTOS-6.9%
 26,400 Chrysler Corp.                          $ 1,263,900
 14,400 General Motors Corp.                        787,500
                                                -----------
                                                  2,051,400
                                                -----------
 BANKS-2.9%
 10,400 J.P. Morgan & Company, Inc.                 880,100
                                                -----------
 CHEMICALS-3.2%
 17,300 DuPont (E.I.) de Nemours & Company          970,963
                                                -----------
 COMPUTERS-7.7%
 37,000 Compaq Computer Corp.                     1,170,125
  8,900 International Business Machines Corp.     1,139,200
                                                -----------
                                                  2,309,325
                                                -----------
 ELECTRONICS-6.9%
 18,800 Hewlett-Packard Co.                         995,225
 12,700 Intel Corp.                               1,089,025
                                                -----------
                                                  2,084,250
                                                -----------
 FINANCIAL-1.3%
  8,500 Merrill Lynch & Company                     402,687
                                                -----------
 INSURANCE-2.9%
 13,800 Chubb Corp.                                 869,400
                                                -----------
 OIL/GAS-9.9%
 14,300 Exxon Corp.                               1,003,681
 18,400 Schlumberger, Ltd.                          925,750
 16,700 Texaco, Inc.                              1,046,881
                                                -----------
                                                  2,976,312
                                                -----------
 PHARMACEUTICALS-7.7%
 14,600 Johnson & Johnson                         1,142,450
  9,000 Merck & Company, Inc.                     1,166,063
                                                -----------
                                                  2,308,513
                                                -----------
 PRODUCER GOODS-6.7%
 12,700 General Electric Co.                      1,010,444
 13,700 Minnesota Mining & Manufacturing Co.      1,009,519
                                                -----------
                                                  2,019,963
                                                -----------
-----------------------------------------------------------

See Notes to the Financial Statements

Holland Series Fund, Inc.
--------------------------------------------------------------------------------

Holland Balanced Fund.
                STATEMENT OF NET ASSETS (continued)

--------------------------------------------------------------------------------

          September
 Shares   30, 1998           Value+
-----------------------------------
 COMMON STOCKS--
 CONCLUDED
 TELECOMMUNICATIONS-
 3.2%
 16,700   AT&T Corp.    $   975,906
                        -----------
 Total Common Stocks
 (Cost-$15,384,318)      17,848,819
                        -----------

 Principal
 ----------
 U.S. GOVERNMENT SECURITIES-32.0%
 $  500,000 U.S. Treasury Note, 5.500% due 11/15/98                500,625
    500,000 U.S. Treasury Note, 6.000% due 8/15/99                 505,782
  1,000,000 U.S. Treasury Note, 5.625% due 11/30/00              1,025,313
  1,000,000 U.S. Treasury Note, 5.625% due 2/28/01               1,028,125
  1,000,000 U.S. Treasury Note, 6.375% due 8/15/02               1,070,313
  3,500,000 U.S. Treasury Note, 5.875% due 2/15/04               3,755,937
  1,500,000 U.S. Treasury Bond, 6.250% due 8/15/23               1,717,500
                                                               -----------
 Total U.S. Government Securities (Cost-$8,866,885)              9,603,595
                                                               -----------
 REPURCHASE AGREEMENTS-8.1%
            Investors Bank & Trust Co. Repurchase Agreement,
             5.010% due 10/1/98 in the amount of $2,419,558;
             Issued 9/30/98 (Collaterized by $2,456,411,
             FNMA ARM, 7.418% due 5/1/23 with a market value
  2,419,221  of $2,540,188) (Cost-$2,419,221)                    2,419,221
                                                               -----------
 Total Investments-99.4% (Cost-$26,670,424)                    29,871,635
 Other assets in excess of liabilities--0.6%                       169,824
                                                               -----------
 NET ASSETS-100.0%
 Applicable to 2,186,449 outstanding $0.01 par
  value shares (authorized 1,000,000,000)                      $30,041,459
                                                               ===========
 Net asset value, offering price and redemption
  price per share                                              $     13.74
                                                               ===========
--------------------------------------------------------------------------

See Notes to the Financial Statements

Holland Series Fund, Inc.
--------------------------------------------------------------------------------

Holland Balanced Fund.
                STATEMENT OF NET ASSETS (concluded)

--------------------------------------------------------------------------------

September 30, 1998                                      Value+
--------------------------------------------------------------
COMPONENTS OF NET ASSETS AS OF SEPTEMBER 30, 1998
Capital stock at par value ($0.01)                 $    21,864
Capital stock in excess of par value                26,420,952
Undistributed net investment income                    217,031
Net accumulated realized gain on investments           180,401
Net unrealized appreciation on investments           3,201,211
                                                   -----------
  Net Assets                                       $30,041,459
                                                   ===========
--------------------------------------------------------------

See Notes to the Financial Statements
+ See Note 2 to Financial Statements
ARM Adjustable Rate Mortgage
FNMA Federal National Mortgage Association

Holland Series Fund, Inc.
--------------------------------------------------------------------------------

Holland Balanced Fund.
                  STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
Year Ended September 30, 1998

-----------------------------------------
INVESTMENT INCOME
Interest                      $  692,763
Dividends                        326,523
                              ----------
  Total investment income      1,019,286
                              ----------
EXPENSES
Investment advisory fees
 (Note 3)                        215,261
Shareholder account
 maintenance                      61,361
Administration fees (Note
 3)                               50,000
Amortization of
 organizational costs             33,453
Registration fees                 32,808
Legal fees                        25,573
Directors fees                    24,500
Shareholder reports               23,756
Audit fees                        20,000
Insurance expense                 13,932
Custodian fees                    12,287
Miscellaneous expenses            13,648
                              ----------
  Total operating expenses       526,579
  Fee Waivers (Note 3)           (96,057)
                              ----------
  Net expenses                   430,522
                              ----------
Net investment income            588,764
                              ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
Net realized gain on
 investments                     293,130
Net change in unrealized
 appreciation/(depreciation)
 on investments                 (232,961)
                              ----------
  Net realized and
   unrealized gain on
   investments                    60,169
                              ----------
  Net increase in net
   assets resulting from
   operations                 $  648,933
                              ==========
-----------------------------------------

See Notes to the Financial Statements

Holland Series Fund, Inc.
--------------------------------------------------------------------------------

Holland Balanced Fund.
                  STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                        For the Year Ended
-------------------------------------------------------------------------------
                                                          9/30/98      9/30/97
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income                                 $   588,764  $   364,765
Net realized gain (loss) on investments                   293,130     (112,729)
Net change in unrealized appreciation/(depreciation)
 on investments                                          (232,961)   2,896,694
                                                      -----------  -----------
Net increase in net assets resulting from operations      648,933    3,148,730
                                                      -----------  -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income                                    (594,129)    (258,314)
Net realized gain on investments                               --         (447)
                                                      -----------  -----------
Total dividends and distributions                        (594,129)    (258,761)
                                                      -----------  -----------
CAPITAL SHARE TRANSACTIONS, NET (NOTE 6)                3,198,799   16,292,039
                                                      -----------  -----------
Total increase in net assets                            3,253,603   19,182,008
NET ASSETS
  Beginning of period                                  26,787,856    7,605,848
                                                      -----------  -----------
  End of period                                       $30,041,459  $26,787,856
                                                      ===========  ===========
UNDISTRIBUTED NET INVESTMENT INCOME,
 END OF PERIOD                                        $   217,031  $   189,295
                                                      ===========  ===========
-------------------------------------------------------------------------------

See Notes to the Financial Statements

Holland Series Fund, Inc.
--------------------------------------------------------------------------------

Holland Balanced Fund.
                  FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                           For the        Period from
                                                         Year Ended          10/2/95*
For a capital share outstanding throughout the period  9/30/98  9/30/97    to 9/30/96
--------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                   $ 13.70  $ 11.39     $ 10.00
                                                       -------  -------     -------
INCREASES FROM INVESTMENT OPERATIONS
Net investment income                                     0.28     0.26        0.23
Net realized and unrealized gains on
 investments                                              0.05     2.30        1.33
                                                       -------  -------     -------
  Total from investment operations                        0.33     2.56        1.56
                                                       -------  -------     -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                    (0.29)   (0.25)      (0.17)
Net realized gain on investments                             -    (0.00)#         -
                                                       -------  -------     -------
Total dividends and distributions                        (0.29)   (0.25)      (0.17)
                                                       -------  -------     -------
Net asset value, end of period                         $ 13.74  $ 13.70     $ 11.39
                                                       =======  =======     =======
TOTAL RETURN(c)                                          2.43%   22.71%      15.65%(a)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                      $30,041  $26,788     $ 7,606
Ratio of expenses to average net assets after
 fee waivers and reimbursement of other
 expenses                                                1.50%    1.50%       1.50%(b)
Ratio of expenses to average net assets before
 fee waivers and reimbursement of other
 expenses                                                1.83%    2.55%       4.81%(b)
Ratio of net investment income to average net
 assets after fee waivers and reimbursement of
 other expenses                                          2.05%    2.31%       2.36%(b)
Ratio of net investment income to average net
 assets before fee waivers and reimbursement of
 other expenses                                          1.72%    0.31%       0.96%
Portfolio turnover                                      16.49%    5.07%       5.04%
--------------------------------------------------------------------------------------

See Notes to the Financial Statements
(a)Not annualized
(b)Annualized
(c)Total return would have been lower had certain expenses not been waived or reimbursed.
 #Rounds to less than $0.01
 *Commencement of Investment Operations

Holland Series Fund, Inc.
--------------------------------------------------------------------------------

Holland Balanced Fund.
                NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
September 30, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION
The Holland Series Fund, Inc. (the "Company") was organized as a Maryland corporation on June 26, 1995 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Company currently has one portfolio, the Holland Balanced Fund (the "Fund"). The costs incurred by the Company in connection with the organization and initial registration of shares are being amortized on a straight-line basis by the Fund over a sixty-month period beginning with commencement of its operations. The unamortized balance of organizational expenses at September 30, 1998 was $67,605.

Investment Objective
The Fund is designed to provide investors with a convenient and professionally managed vehicle for seeking a high total investment return. Total investment return is the aggregate of dividend and interest income and realized and unrealized capital gains/losses on investments. The Fund seeks to achieve its objective through a combined portfolio of equity and investment grade fixed-income securities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Securities
Securities transactions are recorded on a trade date basis. Interest income and expenses are recorded on an accrual basis. The Fund amortizes discount or premium using the yield-to-maturity method on a daily basis, except for securities having a maturity date of less than sixty days at the time of acquisition which are amortized on a straight-line basis. Dividend income is recorded on the ex-dividend date. The Fund uses the specific identification method for determining gain or loss on sales of securities.

Income Tax
There is no provision for Federal income or excise tax since the Fund intends to qualify as a regulated investment company ("RIC") and intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs and to distribute all of its taxable income.

Valuation
Securities traded on an exchange are valued at their last sales price on that exchange. Securities for which over-the-counter market quotations are available are valued at the latest bid price. Debt securities purchased with sixty days or less remaining to maturity are valued at amortized cost which approximates fair value.

Expenses
Holland & Company L.L.C. (the "Investment Adviser") has agreed to voluntarily waive its fee and to reimburse the Fund for expenses exceeding 1.50% of average

Holland Series Fund, Inc.
--------------------------------------------------------------------------------

Holland Balanced Fund.
                NOTES TO FINANCIAL STATEMENTS (continued)

--------------------------------------------------------------------------------
September 30, 1998
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued) daily net assets. During the period ended September 30, 1998, the Investment Adviser voluntarily waived $92,289 of advisory fees.

Dividends and Distributions to Shareholders
It is the policy of the Fund to declare dividends according to the following schedule:

--------------------------------------------------
                  Dividends from Net  Capital Gain
                   Investment Income Distributions
--------------------------------------------------
                           Quarterly      Annually
   April, July, October and December      December

Distributions from net short-term capital gains and net long-term capital gains, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed.

Income and capital gain distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital and may affect the distributable amount of net investment income per share. Undistributed net investment income, accumulated net investment loss, or distributions in excess of net investment income may include temporary book and tax differences which may reverse in a subsequent period.

During the year ended September 30, 1998, the fund reclassified $33,101 from paid in capital to undistributed net investment income relating to permanent book/tax differences attributable to non-deductible organization expenses. Net assets of the Fund were not affected by this reclassification.

3. INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT
The Company's Board of Directors has approved an investment advisory agreement with the Investment Adviser. For its services as investment adviser, the Company pays the Investment Adviser a monthly fee at an annual rate of 0.75% of the Fund's average daily net assets. Currently, the Investment Adviser is voluntarily waiving a portion of its fee. The Investment Adviser is controlled by Michael F. Holland, its managing member and owner of 99% interest in the Investment Advisor.

Pursuant to its Administration Agreement, Investors Capital Services, Inc. (formerly AMT Capital Services, Inc., the "Administrator"), two employees of which serve as officers of the Company, earns a fee for providing fund administration services to the Company. The Company pays the Administrator a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets and reimbursement for out-of-pocket expenses pursuant to the Administration Agreement. Pursuant to the

Holland Series Fund, Inc.
--------------------------------------------------------------------------------

Holland Balanced Fund.
                NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------
Administration Agreement, the Administrator will be paid a minimum fee of $50,000 for services provided to the Company, unless otherwise waived by the Administrator. During the period ended September 30, 1998, the Administrator voluntarily waived $3,768 of administration fees.

4. INVESTMENT TRANSACTIONS
Purchase cost and proceeds from sales of investment securities, other than short-term investments, for the year ended September 30, 1998 were as follows:

---------------------------------------------------------------------------------
      Purchases            Purchases                 Sales                  Sales
U.S. Government     Other Securities       U.S. Government       Other Securities
---------------------------------------------------------------------------------
        -                 $7,038,676              $550,000             $3,693,631

The components of net unrealized appreciation (depreciation) of investments based on Federal tax cost at September 30, 1998 for the Fund were as follows:

--------------------------------------------------------------------------------------
                                                                      Cost for Federal
Appreciation       Depreciation            Net Appreciation               Tax Purposes
--------------------------------------------------------------------------------------
  $3,916,948          $(715,737)                 $3,201,211                $26,670,424

5. REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements under which a bank or securities firm that is a primary or reporting dealer in U.S. Government securities agrees, upon entering into a contract, to sell U.S. Government securities to the Fund and repurchase such securities from the Fund at a mutually agreed upon price and date. The Fund will engage in repurchase transactions with parties selected on the basis of such party's creditworthiness. The collateral on repurchase agreements must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

6. CAPITAL SHARE TRANSACTIONS
As of September 30, 1998, there were 1,000,000,000 shares of $.01 par value capital stock authorized. Transactions in capital stock were as follows:

--------------------------------------------------------------------------------------
                        Year Ended 9/30/98                  Year Ended 9/30/97
--------------------------------------------------------------------------------------
                        Shares             Amount           Shares             Amount
--------------------------------------------------------------------------------------
Shares Sold            540,996        $ 7,471,474        1,366,431        $17,319,459
Shares Reinvested       42,207            579,433           20,140            252,436
                      --------        -----------        ---------        -----------
                       583,203          8,050,907        1,386,571         17,571,895
Shares Redeemed       (351,772)        (4,852,108)         (99,083)        (1,279,856)
                      --------        -----------        ---------        -----------
Net Increase           231,431        $ 3,198,799        1,287,488        $16,292,039
                      ========        ===========        =========        ===========

Holland Series Fund, Inc.
--------------------------------------------------------------------------------

Holland Balanced Fund.
                 REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
To the Board of Directors
and Shareholders of the
Holland Balanced Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material aspects, the financial position of the Holland Balanced Fund (the "Fund") at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
October 27, 1998

Holland Series Fund, Inc.
--------------------------------------------------------------------------------

Holland Balanced Fund.
                GENERAL INFORMATION

--------------------------------------------------------------------------------

YEAR 2000 PROCESSING ISSUE
Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. The year 2000 issue affects virtually all companies and organizations.

The Investment Adviser has advised the Fund that it is implementing steps intended to ensure that its computer systems are capable of Year 2000 processing. In addition, the Fund is inquiring with third parties to assess the adequacy of their Year 2000 compliance efforts. The Fund intends to develop contingency plans intended to ensure that third-party noncompliance will not materially affect the Fund's operations. The Fund does not currently anticipate that the Year 2000 issue will have an adverse effect on it's ability to continue its operations.

Companies in which the Fund invests could be adversely affect by the Year 2000 issue, but the Fund cannot predict the consequential effect on its investment return. To the extent the impact on a portfolio holding is negative, the Fund's investment return could be adversely affected.

Holland Series Fund, Inc.
--------------------------------------------------------------------------------


BOARD OF DIRECTORS
Michael F. Holland*
Director and President
Chairman,
Holland & Company L.L.C.

Sheldon S. Gordon
Director
Chairman,
Union Bancaire
Privee International, Inc.

Herbert S. Winokur, Jr.
Director
Managing General Partner,
Capricorn Investors, L.P.

Desmond G. FitzGerald
Director
Chairman,
North American Properties Group

Jeff C. Tarr
Director
Chairman,
Junction Advisors

*interested person as defined in the Investment Company Act of 1940

ADVISER
Holland & Company L.L.C.
375 Park Avenue
New York, NY 10152
phone(212) 486-2002
fax(212) 486-0744

FUND ADMINISTRATOR
AND DISTRIBUTOR
Investors Capital Services, Inc.
600 Fifth Avenue
New York, NY 10020
phone(800) 304-6552

CUSTODIAN AND
FUND ACCOUNTING AGENT
Investors Bank & Trust Company
P.O. Box 1537
Boston, MA 02205

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Unified Advisers, Inc.
429 N. Pennsylvania Street
Indianapolis, IN 46204
phone(800) 249-0763

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

-----------------------------
Holland & Company L.L.C.
375 Park Avenue
New York, New York  10152

Phone   800-891-6181
        212-486-2002

Fax     212-486-0744